SUPPLEMENT TO THE CLASS A AND CLASS C PROSPECTUS AND SUMMARY PROSPECTUS
OF
ALLSPRING MULTI-ASSET FUNDS
For the Allspring Spectrum Moderate Growth Fund (the “Fund”)

Effective February 26, 2024, the Fund’s Annual Fund Operating Expenses and Example of Expenses tables in the section entitled “Fund Summary - Fees and Expenses” are hereby replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.75%
Other Expenses	0.50%	0.50%
Acquired Fund Fees and Expenses	0.36%	0.36%
Total Annual Fund Operating Expenses[1]	1.11%	1.86%
Fee Waivers	(0.04)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waivers1,[2]	1.07%	1.82%
1.	The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include any acquired fund fees and expenses.
2.	The Manager has contractually committed through September 30, 2025, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.74% for Class A, and 1.49% for Class C. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

	Assuming Redemption at End of Period		Assuming No Redemption
After:	Class A	Class C	Class C
1 Year	$678	$285	$185
3 Years	$900	$577	$577
5 Years	$1,144	$998	$998
10 Years	$1,842	$2,173	$2,173

November 17, 2023	SUP4333 11-23